UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: December 22, 2014


                                THREE FORKS, INC.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Colorado                     000-55033               45-4915308
-----------------------------      ----------------     ---------------------
(State or other jurisdiction       (Commission File         (IRS Employer
    of incorporation)                   Number)         Identification Number)


                     PO BOX 1510, JOHNSTOWN, COLORADO 80534
       -------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (303)-404-2160
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               Registrant's telephone number, including area code

       -------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
------------------------------------------------------

Certain disagreements have arisen between the Company's management and certain investors concerning, inter alia, management and direction of the Company; employees, compensation, use of proceeds and other matters concerning the operation of the Company, and, in light of the costs, delays and uncertainties attendant to any continued dispute or litigation regarding matters related to the Company's business, the parties agreed to compromise their differences and settle and resolve all matters in controversy between them.

On November 27, 2014, a Resignation and Settlement Agreement (the "Settlement Agreement") was entered into by and among Three Forks, Inc. (the "Company"), W. Edward Nichols ("Nichols"), Donald Walford ("Walford"), Charles Pollard ("Pollard"), Paul Dragul ("Dragul"), William Young ("Young"), (Nichols, Walford, Pollard, Dragul and Young shall be referred to as the "Exiting Persons"), Tim R. Dender ("Dender"), Alex D. Withall ("Withall"), Texas Tea Associate Group, LLC, a Georgia limited liability company ("TTAG"), Enterprise Opportunities Corporation, a Georgia corporation ("EOC"), CPC International Corporation, a Georgia corporation ("CPC") and Thomas A. Ness ("Ness") (Dender, Withall, TTAG, EOC, CPC and Ness shall be referred to as the "Designated Investors").

In connection with the Settlement Agreement, Resource Recovery LLC ("Resource Recovery"), will cause the remaining outstanding balance of $1,175,000 due under by the Company from Guaranty Bank and Trust (`Guaranty Bank") dated May 9, 2014 in the original principal amount of $1,200,000.00 (the "Loan") to paid off (the "Loan Payoff") by way of assignment of the Loan from Guaranty Bank to Resource Recovery. In addition as a condition to such payment by Resource Recovery thereof, the Company shall simultaneously pay all interest, fees and other costs due under the Loan to Guaranty Bank.

The information contained in this report has been provided by the former management.



                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01  CHANGES IN CONTROL OF REGISTRANT.
--------------------------------------------

Certain parties to the Settlement Agreement, including former CEO W. Edward Nichols, former CEO Donald Walford, Charles Pollard and William Young, also agreed to reduce their ownership in stock and options of the Company as further described in the Settlement Agreement and herein.

                                VOTING SECURITIES

As of the date of this filing, the authorized capital stock of the Company consisted of (i) 100,000,000 shares of Common Stock, of which 11,697,677 shares are outstanding as of November 27, 2014 and (ii) 25,000,000 shares of Class A

Preferred Convertible Stock (the "Class A Preferred Stock") of which no shares are outstanding.

Each share of Common Stock is entitled to one vote with respect to all matters to be acted on by the stockholders. Each share of Class A Preferred Stock has a deemed purchase price of $4.50 per share and have voting rights equivalent to their conversion rate, one (1) share of Class A Preferred Stock equals one (1) share of common stock.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of:

     o the shares of Common Stock immediately prior to the Effective Date based on 11,697,677 shares outstanding; and o the shares of Common Stock immediately after the Effective Date, based on 8,767,677 shares outstanding;

     o each current director and executive officer of Company and each person nominated to become a director following the Effective Date;

     o all current executive officers and directors of the Company as a group (including in the post-Effective Date chart, only the director nominees and not the current directors); and

     o each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock.

Beneficial ownership has been determined in accordance with applicable SEC rules, under which a person is deemed to be the beneficial owner of securities if he or she has or shares voting power or investment power with respect to such securities or has the right to acquire beneficial ownership within 60 days.

                      BEFORE THE SETTLEMENT AGREEMENT DATE
--------------------------------------------------------------------------------
                                                 AMOUNT AND
                                                  NATURE OF
  NAME AND ADDRESS OF BENEFICIAL OWNER           BENEFICIAL         PERCENT OF
                   (1)                            OWNER(2)          CLASS (2)
================================================================================

 5% OR GREATER OWNERS:
 ---------------------

 Shareholders of Gulfstar Energy Corp. (3)           699,517              5.97%
--------------------------------------------------------------------------------
 Donald Walford (4)                                1,980,000             16.85%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIRECTORS AND EXECUTIVE OFFICERS:
 ---------------------------------

 W. Edward Nichols, Chief Executive                2,050,000             17.45%
 Officer, Chairman of the Board &
 Secretary (5)
--------------------------------------------------------------------------------
 Terrence R. Manning, Former President & Chief       240,000              2.01%
 Operating Officer (6)
--------------------------------------------------------------------------------
 Charles Pollard, Director, Former President,      2,300,000             16.43%
 Chief Operating Officer & CEO of TFI Operating
 Company, Inc. (7)
--------------------------------------------------------------------------------
 William Young, Director (8)                         529,395              4.33%
--------------------------------------------------------------------------------
 Paul Dragul, Director (9)                           187,000              1.60%
--------------------------------------------------------------------------------
 All Directors and Executive Officers as a         5,306,395             41.82%
 Group (5 persons)
--------------------------------------------------------------------------------

(1) The address of each person or entity listed above, unless otherwise indicated, is c/o Three Forks, Inc., PO Box 1510, Johnstown, Colorado 80534.

(2) Based upon 11,697,677 shares issued and outstanding on November 27, 2014 adjusted by any shares which the listed person has the right to acquire as a result of their options being considered exercised within 60 days of the Effective Date.

(3) Gulfstar Energy agreed to sell certain mineral interest to the Company for cash and stock in September 2012. The transaction closed and 699,517 shares of the Company are held by the shareholders of Gulfstar. Gulfstar is in a voluntary liquidation. We have agreed to include the 699,517 shares in a registration statement on Form S-1 to register the shares for distribution to the Gulfstar shareholders for re-sale by these shareholders. These shares are not included in a registration statement. The timing of such registration has not been established at the time of this filing.

(4) Mr. Walford resigned as an Officer of the Company on January 28, 2014 and as a Director on February 27, 2014. Mr. Walford holds an option exercisable for 50,000 shares of our common stock with a term of 3 years and an exercise price of $1.00 per share.

(5) Mr. Nichols holds an option exercisable for 50,000 shares of our common stock with a term of 3 years and an exercise price of $1.00 per share.

(6) Mr. Manning holds an option exercisable for 1,200,000 shares of our common stock. The options have (i) a $0.10 / share option strike price; (ii) a term of 5 years; (iii) a cashless exercise; (iv) a three-year vesting period with 10% of the options vesting upon the execution of his employment agreement with the Company dated June 10, 2014; (v) the remaining options vest ratably over 3 years commencing July 1, 2014. Accordingly, only 240,000 shares under option are considered exercised. Mr. Manning resigned as an officer as of October 31, 2014.

(7) Mr. Pollard holds an option exercisable for 2,250,000 shares of our common stock. The option has a term of 3 years and an exercise price of $0.10 per share. The option does provide for a cashless exercise. Mr. Pollard also holds an option exercisable for 50,000 shares of our common stock with a term of 3 years and an exercise price of $1.00 per share. Accordingly, 2,300,000 shares under option are considered exercised. Mr. Pollard held a Secured Convertible Promissory Note for $300,000 convertible into shares of our common stock at $3.60 per share. On June 17, 2014, Mr. Pollard resigned as an officer of the Company and prior to his resignation the Secured Convertible Promissory Note was paid in full on May 8, 2014.

(8) Mr. Young holds an option exercisable for 100,000 shares of our common stock. The option has a term of 3 years and an exercise price of $0.10 per share. The option does provide for a cashless exercise. Mr. Young also holds an option exercisable for 25,000 shares of our common stock with a term of 3 years and an exercise price of $1.00 per share. Mr. Young is to receive 4,395 shares of our common stock, which are currently held in escrow on behalf of the Gulfstar shareholders.

(9) Mr. Dragul holds 137,000 shares of common stock directly and 25,000 shares indirectly through NTC& Co for the benefit of Paul Dragul. In addition, Mr. Dragul holds an option exercisable for 25,000 shares of our common stock with a term of 3 years and an exercise price of $1.00 per share.

Rule  13d-3  under  the   Securities   Exchange  Act  of  1934  governs  the
determination of beneficial ownership of securities. That rule provides that a beneficial owner of a security includes any person who directly or indirectly has or shares voting power and/or investment power with respect to such security. Rule 13d-3 also provides that a beneficial owner of a security includes any person who has the right to acquire beneficial ownership of such security within sixty days, including through the exercise of any option, warrant or conversion of a security. Any securities not outstanding which are subject to such options, warrants or conversion privileges are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person. Those securities are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person. Included in this table are only those derivative securities with exercise prices that the Company believes have a reasonable likelihood of being "in the money" within the next sixty days.

              FOLLOWING THE SETTLEMENT AGREEMENT DATE AND AS OF THE
                       EFFECTIVE DATE (DECEMBER 12, 2014)

--------------------------------------------------------------------------------
                                                 AMOUNT AND NATURE
                                                   OF BENEFICIAL     PERCENT OF
     NAME AND ADDRESS OF BENEFICIAL OWNER (1)         OWNER(2)        CLASS (2)
================================================================================

 5% OR GREATER OWNERS:
 ---------------------

 Shareholders of Gulfstar Energy Corp. (3)             699,517          7.98%
--------------------------------------------------------------------------------
 W. Edward Nichols                                     500,000          5.70%
--------------------------------------------------------------------------------
 Donald Walford                                        500,000          5.70%
--------------------------------------------------------------------------------
 Charles Pollard                                       500,000          5.70%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIRECTORS AND EXECUTIVE OFFICERS:
 ----------------------------------

 Thomas A. Ness, President and Chief Operating         160,500          1.81%
 Officer (4)
--------------------------------------------------------------------------------
 Timothy R. Dender, Chairman and Director (5)          166,667          1.90%
--------------------------------------------------------------------------------
 Alex D. Withall, Director (6)                         280,000          3.19%
--------------------------------------------------------------------------------
 Charles W. Jones (7)                                  110,000          1.24%
--------------------------------------------------------------------------------
All Directors and Executive Officers                   717,167          8.14%
as a Group (4 persons)
--------------------------------------------------------------------------------

(1) The address of each person listed below, unless otherwise indicated, is c/o Three Forks, Inc., PO Box 1510, Johnstown, Colorado 80534.

(2) Based upon 8,767,677shares issued and outstanding on the Effective Date adjusted by any shares which the listed person has the right to acquire as a result of their options being considered exercised within 60 days of the Effective Date.

(3) Gulfstar Energy agreed to sell certain mineral interest to the Company for cash and stock in September 2012. The transaction closed and 699,517 shares of the Company are held by the shareholders of Gulfstar. Gulfstar is in a voluntary liquidation. We have agreed to include the 699,517 shares in a registration statement on Form S-1 to register the shares for distribution to the Gulfstar shareholders for re-sale by these shareholders. These shares are not included in a registration statement. The timing of such registration has not been established at the time of this filing.

(4) Mr. Ness holds options exercisable for 310,000 shares of our common stock. Options for 300,000 shares have (i) a $.10 / share option strike price, (ii) a term of 4 years and (iii) a cashless exercise. Mr. Ness also owns another option to purchase 10,000 shares that has (i) a $1.00 per share option strike price,

(ii) a term of 3 years and (iii) a cashless exercise. Accordingly, 110,000 options are considered exercisable within 60 days.

(5) Mr. Dender holds a warrant to purchase 400,000 shares of common stock. The warrant has (i) a $1.00 / share warrant strike price, (ii) a term of 5 years and
(iii) a cashless exercise and is exercisable commencing December 1, 2015.

(6)  Mr. Withall holds no options to purchase common stock.

(7) Mr. Jones holds a warrant to purchase 100,000 shares of common stock. The warrant has (i) a $1.00 / share warrant strike price, (ii) a term of 2 years and
(iii) a cashless exercise.

Rule  13d-3  under  the   Securities   Exchange  Act  of  1934  governs  the
determination of beneficial ownership of securities. That rule provides that a beneficial owner of a security includes any person who directly or indirectly has or shares voting power and/or investment power with respect to such security. Rule 13d-3 also provides that a beneficial owner of a security includes any person who has the right to acquire beneficial ownership of such security within sixty days, including through the exercise of any option, warrant or conversion of a security. Any securities not outstanding which are subject to such options, warrants or conversion privileges are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person. Those securities are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person. Included in this table are only those derivative securities with exercise prices that the Company believes have a reasonable likelihood of being "in the money" within the next sixty days.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
--------------------------------------------------------------------------------

As a result of the transaction, Pollard and Dragul resigned as directors of the Company and from all other executive positions with the Company and all committees of the Company simultaneously with the Loan Payoff. These former Company Directors' have resigned as directors of the Company, effective ten days after the mailing (December 12, 2014) of the Notice to Shareholders on Form 14F-1 (the "Effective Date"). Bill Young resigned as a Director on December 14, 2014 and effective December 15, 2014, W. Edward Nichols resigned his position as Chief Executive Officer and Director. Pollard, Dragul, Young and Nichols shall be collectively referred to as "Former Directors". Certain of the Former Company Directors executed Board resolutions to appoint Dender, Withall and Charles W. Jones, ("Incoming Directors") as directors to replace the Former Company Directors, which was effective upon the resignation of such directors as provided in the Settlement Agreement and the expiration of the ten-day notice period under ss.240.14f-1.

The Board appointed Thomas A. Ness as President and Chief Operating Officer. Timothy R. Dender, Alex D. Withall and Charles W. Jones were also appointed to the Board of Directors, effective December 15, 2014. Timothy R. Dender was also appointed Chairman.

Current biographies of the officers and directors are as follows:

                NAME              AGE                  POSITION
   -----------------------------------------------------------------------------
   Thomas A. Ness                 36     President and Chief Operating Officer
   Timothy R. Dender              45     Chairman and Director
   Alex D. Withall                44     Director
   Charles W. Jones               62     Director

THOMAS A. NESS, PRESIDENT & CHIEF OPERATING OFFICER. Mr. Ness has held the position of Director of Development for Inland Real Estate Development, one of Chicago's largest development companies, since 1997. Mr. Ness was responsible for delivering 100+ build ready lots to national and private homebuilders during the most prolific homebuilding area in modern history. Mr. Ness was also responsible with working with and providing build ready lots for America top retail chains, such as Menards, Wal-Mart and Sams Club, JC Penny's, Office Max, and Meijer. Mr. Ness has worked in many facets of the construction business in the Chicagoland area. From 2004 to 2007, Mr. Ness worked for a top 5 Chicago private developer and national homebuilder where he was responsible for managing 20 large scale residential and commercial developments totaling $100 million. From 2001 to 2004, Mr. Ness worked for Engineering Enterprises where he was a senior field technician working with fortune 500 national homebuilders and local municipalities. Mr. Ness is a 2000 graduate of Aurora University, where he majored in Business Administration.

TIMOTHY R. DENDER, CHAIRMAN AND DIRECTOR; President of Dender Distributing Company, an independent beer and beverage wholesaler based in Griffin, Georgia. Mr. Dender has worked in various positions with this company for the past 30 years. Mr. Dender attended Gordon College for two years ending on or about 1994.

ALEX D. WITHALL, DIRECTOR; Mr. Withall has been retired for the last three years. From 1993 through 2011, Mr. Withall was employed by Miner Enterprises, a family-owned Geneva, Illinois based supplier of shock protection equipment to the railroad industry. Mr. Withall was the Director of Human Resources at Miner and held other positions as well, including Purchasing Agent, who bought scrap steel from various suppliers. Mr. Withall attended College of DuPage and the University of Michigan in 1991.

CHARLES W. JONES, DIRECTOR. Mr. Jones is the owner of Ann Imes & Associates, LLC, a residential real estate firm located in Griffin, Georgia. Mr. Jones purchased the real estate firm in 2002. Mr. Jones attended Valdosta State University in 1971.

The Directors will be appointed by the current Board of Directors for a two-year term to hold office or until the next annual general meeting of the Company's stockholders or until removed from office in accordance with the Company's Bylaws ("Bylaws") and the provisions of the Colorado Revised Statutes. Each of the Company's directors will hold office after the expiration of his or her term until his or her successor is elected and qualified, or until he or she resigns or is removed in accordance with the Bylaws and the provisions of the Colorado Revised Statues.

Each of the Former Company Directors and Donald Walford covenant and agrees not to serve or stand for election or reelection in the future as an officer, director, executive officer, committee member, employee or consultant of the Company or any of its affiliates or act as a nominee or agent thereof.


                            SECTION 8 - OTHER EVENTS

ITEM 8.01  OTHER EVENTS.
------------------------

The Company intends to implement a business plan that is dedicated to acquiring, developing and operating interest in oil and gas leases.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

(D) EXHIBITS. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

  EXHIBIT NO.                            DESCRIPTION
----------------- --------------------------------------------------------------
    10.1          Resignation and Settlement Agreement dated November 27, 2014

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  THREE FORKS, INC.


                                  By: /s/ Thomas A. Ness
                                     ----------------------------------------
                                     Thomas A. Ness, President


                                  Date: December  22, 2014